Exhibit 10.2

SANCHEZ ENERGY CORPORATION 2011 LONG TERM INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

Participant:

Address:

Number of Awarded Shares:

Date of Grant:

Vesting of Awarded Shares:	Vesting Date	Vested %
	[First Anniversary of Grant Date]	100%

Sanchez Energy Corporation, a Delaware corporation (the “Company”), hereby grants to the Participant, pursuant to the provisions of the Sanchez Energy Corporation 2011 Long Term Incentive Plan, as amended from time to time in accordance with its terms (the “Plan”), a restricted stock award (this “Award”) of shares (the “Awarded Shares”) of its Common Shares, effective as of the “Date of Grant” as set forth above, upon and subject to the terms and conditions set forth in this Restricted Stock Agreement (this “Agreement”) and in the Plan, which are incorporated herein by reference. Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the meanings assigned to them in the Plan.

1. EFFECT OF THE PLAN. The Awarded Shares granted to Participant are subject to all of the provisions of the Plan and this Agreement, together with all rules and determinations from time to time issued by the Committee and by the Board pursuant to the Plan. The Company hereby reserves the right to amend, modify, restate, supplement or terminate the Plan without the consent of Participant, so long as such amendment, modification, restatement or supplement shall not materially reduce the rights and benefits available to Participant hereunder, and this Award shall be subject, without further action by the Company or Participant, to such amendment, modification, restatement or supplement unless provided otherwise therein.

2. GRANT. This Award shall evidence Participant’s ownership of the Awarded Shares, and Participant acknowledges that he or she will not receive a stock certificate or stock in book entry form representing the Awarded Shares unless and until the Awarded Shares vest as provided in this Award. The Awarded Shares will be held in custody for Participant, in a book entry account with the Company’s transfer agent, until the Awarded Shares have vested in accordance with Section 3 of this Award. Participant agrees that the Awarded Shares shall be subject to all of the terms and conditions set forth in this Agreement and the Plan, including, but not limited to, the forfeiture conditions set forth in Section 4 of this Agreement, the restrictions on transfer set forth in Section 5 of this Agreement.

3. VESTING SCHEDULE; SERVICE REQUIREMENT. Except as otherwise accelerated by the Committee, a portion of the Awarded Shares shall vest during Participant’s continued service as a member of the Board (“Board Service”) on each “Vesting Date” set forth above (each, a “Vesting Date”), in each case, as set forth on the first page of this Agreement under the heading “Vesting of Awarded Shares,” as follows: 100% on the Awarded Shares will vest on the first Vesting Date.

Awarded Shares that have vested pursuant to this Agreement are referred to herein as “Vested Awarded Shares” and Awarded Shares that have not yet vested pursuant to this Agreement are referred to herein as “Unvested Awarded Shares.” Notwithstanding the foregoing, upon the occurrence of a Change of Control, any Unvested Awarded Shares shall become Vested Awarded Shares. If an installment of the vesting would result in a fractional Vested Awarded Share, such installment will be rounded to the next lower Awarded Share except the final installment, which will be for the balance of the Awarded Shares. Upon vesting of the Awarded Shares, the Company shall instruct its transfer agent to deliver to Participant all Vested Awarded Shares in a stock certificate or in book entry form.

4. CONDITIONS OF FORFEITURE. Except in connection with the occurrence of a Change of Control, upon any termination of Participant’s Board Service (the “Termination Date”) for any or no reason, including but not limited to Participant’s death, Disability, voluntary resignation or removal, before all of the Awarded Shares become Vested Awarded Shares, all Unvested Awarded Shares as of the Termination Date shall, without further action of any kind by the Company or Participant, be forfeited; provided, that, in the event of Participant’s death, the Committee may, but is not obligated to, accelerate the vesting of any or all Unvested Awarded Shares. Unvested Awarded Shares that are forfeited shall be deemed to be immediately transferred to the Company without any payment by the Company or action by Participant, and the Company shall have the full right to cancel any evidence of Participant’s ownership of such forfeited Unvested Awarded Shares and to take any other action necessary to demonstrate that Participant no longer owns such forfeited Unvested Awarded Shares automatically upon such forfeiture. Following such forfeiture, Participant shall have no further rights with respect to such forfeited Unvested Awarded Shares. Participant, by his acceptance of this Award granted pursuant to this Agreement, irrevocably grants to the Company a power of attorney to transfer Unvested Awarded Shares that are forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer. The provisions of this Agreement regarding transfers of Unvested Awarded Shares that are forfeited shall be specifically performable by the Company in a court of equity or law.

5. NON-TRANSFERABILITY. Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise encumber or dispose of any of the Unvested Awarded Shares, or any right or interest therein, by operation of law or otherwise, except only with respect to a transfer of title effected pursuant to Participant’s will or the laws of descent and distribution following Participant’s death. References to Participant, to the extent relevant in the context, shall include references to authorized transferees. Any transfer in violation of this Section 5 shall be void and of no force or effect, and shall result in the immediate forfeiture of all Unvested Awarded Shares.

6. DIVIDEND AND VOTING RIGHTS. Subject to the restrictions contained in this Agreement, Participant shall have the rights of a stockholder with respect to the Awarded Shares, including the right to vote all such Awarded Shares, including Unvested Awarded Shares, and to receive all dividends, cash or stock, paid or delivered thereon, from and after the date hereof (“Award Dividends”). In the event of forfeiture of Unvested Awarded Shares, Participant shall have no further rights with respect to such Unvested Awarded Shares. However, the forfeiture of the Unvested Awarded Shares pursuant to Section 4 hereof shall not create any obligation to repay cash dividends received as to such Unvested Awarded Shares, nor shall such forfeiture invalidate any votes given by Participant with respect to such Unvested Awarded Shares prior to forfeiture.

7. CAPITAL ADJUSTMENTS AND CORPORATE EVENTS. If, from time to time during the term of this Agreement, there is any capital adjustment affecting the outstanding Common Shares as a class without the Company’s receipt of consideration, the Unvested Awarded Shares shall be adjusted in accordance with the provisions of Section 4(c) of the Plan. Any and all new, substituted or additional securities to which Participant may be entitled by reason of Participant’s ownership of the Unvested Awarded Shares hereunder because of a capital adjustment shall be immediately subject to the forfeiture provisions of this Agreement and included thereafter as “Unvested Awarded Shares” for purposes of this Agreement.

8. REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Unvested Awarded Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Plan, or (ii) to treat as owner of such Unvested Awarded Shares, or accord the right to vote or pay or deliver dividends or other distributions to, any purchaser or other transferee to whom or which such Unvested Awarded Shares shall have been so transferred.

9. TAX MATTERS. Participant acknowledges that the tax consequences associated with this Award are complex and that the Company has urged Participant to review with Participant’s own tax advisors the federal, state, and local tax consequences of this Award. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of the Award. Participant understands further that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the fair market value of the Awarded Shares as of the Vesting Date. Participant also understands that Participant may elect to be taxed at Grant Date rather than at the time the Awarded Shares vest by filing an election under Section 83(b) of the Code with the Internal Revenue Service and by providing a copy of the election to the Company (an “83(b) Election”). PARTICIPANT ACKNOWLEDGES THAT HE OR SHE HAS BEEN INFORMED OF THE AVAILABILITY OF MAKING AN 83(b) ELECTION IN ACCORDANCE WITH SECTION 83(b) OF THE CODE; THAT SUCH 83(b) ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (AND A COPY OF THE 83(b) ELECTION GIVEN TO THE COMPANY) WITHIN 30 DAYS OF THE GRANT OF AWARDED SHARES TO PARTICIPANT; AND THAT PARTICIPANT IS SOLELY RESPONSIBLE FOR MAKING SUCH 83(b) ELECTION.

10. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and this Agreement constitute the entire agreement of the Company and Participant (collectively, the “Parties”) with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Parties with respect to the subject matter hereof. If there is any inconsistency between the provisions of this Agreement and of the Plan, the provisions of the Plan shall govern. Nothing in the Plan and this Agreement (except as expressly provided therein or herein) is intended to confer any rights or remedies on any person other than the Parties. The Plan and this Agreement are to be construed in accordance with and governed by the internal laws of the State of Delaware, without giving effect to any choice-of-law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the Parties. Should any provision of the Plan or this Agreement relating to the subject matter hereof be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11. INTERPRETIVE MATTERS. Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and vice versa. The term “include” or “including” does not denote or imply any limitation. The captions and headings used in this Agreement are inserted for convenience and shall not be deemed a part of this Award or this Agreement for construction or interpretation.

12. AMENDMENT; WAIVER. This Agreement may be amended or modified only by means of a written document or documents signed by the Company and Participant. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board or by the Committee. A waiver on one occasion shall not be deemed to be a waiver of the same or any other breach on a future occasion.

13. NOTICE. Any notice or other communication required or permitted hereunder shall be given in writing and shall be deemed given, effective, and received upon prepaid delivery in person or by courier or upon the earlier of delivery or the third business day after deposit in the United States mail if sent by certified mail, with postage and fees prepaid, addressed to the other Party at its address as shown beneath its signature in this Agreement, or to such other address as such Party may designate in writing from time to time by notice to the other Party in accordance with this Section 13.

SANCHEZ ENERGY CORPORATION

By:

Title:

Address:

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THIS AWARD SHALL VEST AND THE FORFEITURE RESTRICTIONS SHALL LAPSE, IF AT ALL, ONLY DURING THE PERIOD OF PARTICIPANT’S BOARD SERVICE OR AS OTHERWISE PROVIDED IN THIS AGREEMENT (NOT THROUGH THE ACT OF BEING GRANTED THIS AWARD). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT OR THE PLAN SHALL CONFER UPON PARTICIPANT ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF PARTICIPANT’S BOARD SERVICE. Participant acknowledges receipt of a copy of the Plan, represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all of the terms and provisions hereof and thereof. Participant has reviewed this Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of tax and legal counsel prior to executing this Agreement, and fully understands all provisions of this Agreement and the Plan. Participant hereby agrees that all disputes arising out of or relating to this Agreement and the Plan shall be resolved in accordance with the Plan. Participant further agrees to notify the Company upon any change in the address for notice indicated in this Agreement.

DATED:	SIGNED:
PARTICIPANT

Address:

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